EXHIBIT 99.2

American Express Company						(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues
Discount revenue	$6,829	$6,566	$6,577	$6,195	$6,457	6	$26,167	$24,721	6
Net card fees	1,077	1,033	988	944	897	20	4,042	3,441	17
Other fees and commissions	832	825	837	803	788	6	3,297	3,153	5
Other	343	362	362	363	300	14	1,430	1,360	5
Total non-interest revenues	9,081	8,786	8,764	8,305	8,442	8	34,936	32,675	7
Interest income
Interest on loans	2,934	2,885	2,764	2,725	2,674	10	11,308	9,941	14
Interest and dividends on investment securities	50	53	52	33	35	43	188	118	59
Deposits with banks and other	101	142	149	196	157	(36)	588	547	7
Total interest income	3,085	3,080	2,965	2,954	2,866	8	12,084	10,606	14
Interest expense
Deposits	353	401	406	399	377	(6)	1,559	1,287	21
Long-term debt and other	448	476	485	496	457	(2)	1,905	1,656	15
Total interest expense	801	877	891	895	834	(4)	3,464	2,943	18
Net interest income	2,284	2,203	2,074	2,059	2,032	12	8,620	7,663	12
Total revenues net of interest expense	11,365	10,989	10,838	10,364	10,474	9	43,556	40,338	8
Provisions for losses
Charge card	248	238	224	253	236	5	963	937	3
Card Member loans	730	604	603	525	679	8	2,462	2,266	9
Other	46	37	34	31	39	18	148	149	(1)
Total provisions for losses	1,024	879	861	809	954	7	3,573	3,352	7
Total revenues net of interest expense after provisions for losses	10,341	10,110	9,977	9,555	9,520	9	39,983	36,986	8

Expenses
Marketing and business development	1,950	1,818	1,773	1,573	1,820	7	7,114	6,470	10
Card Member rewards	2,722	2,614	2,652	2,451	2,516	8	10,439	9,696	8
Card Member services	551	558	563	550	495	11	2,222	1,777	25
Salaries and employee benefits	1,623	1,499	1,367	1,422	1,294	25	5,911	5,250	13
Professional services	594	491	512	494	671	(11)	2,091	2,125	(2)
Occupancy and equipment	599	544	517	508	540	11	2,168	2,033	7
Other, net	316	320	374	599	353	(10)	1,609	1,513	6
Total expenses	8,355	7,844	7,758	7,597	7,689	9	31,554	28,864	9
Pretax income	1,986	2,266	2,219	1,958	1,831	8	8,429	8,122	4
Income tax provision (benefit)	293	511	458	408	(179)	#	1,670	1,201	39
Net income	$1,693	$1,755	$1,761	$1,550	$2,010	(16)	$6,759	$6,921	(2)
Net income attributable to common shareholders (A)	$1,661	$1,723	$1,729	$1,518	$1,975	(16)	$6,631	$6,787	(2)
Effective tax rate	14.8%	22.6%	20.6%	20.8%	(9.8)%		19.8%	14.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	2.04	2.09	2.07	1.81	2.33	(12)	8.00	7.93	1
Average common shares outstanding	814	825	834	841	850	(4)	828	856	(3)
Diluted
Net income attributable to common shareholders	2.03	2.08	2.07	1.80	2.32	(13)	7.99	7.91	1
Average common shares outstanding	816	827	836	843	852	(4)	830	859	(3)
Cash dividends declared per common share	0.43	0.43	0.39	0.39	0.39	10	1.64	1.48	11

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	YOY % change
Assets
Cash & cash equivalents	$24	$24	$27	$33	$27	(11)
Card Member receivables, less reserves	57	56	58	56	55	4
Card Member loans, less reserves	85	81	81	79	80	6
Investment securities	8	8	9	6	5	60
Other (B)	24	25	23	23	22	9
Total assets	$198	$194	$198	$197	$189	5

Liabilities and Shareholders' Equity
Customer deposits	$73	$73	$73	$73	$70	4
Short-term borrowings	6	3	3	2	3	#
Long-term debt	58	58	58	58	58	—
Other (B)	38	37	41	42	36	6
Total liabilities	175	171	175	175	167	5

Shareholders' Equity	23	23	23	22	22	5
Total liabilities and shareholders' equity	$198	$194	$198	$197	$189	5

Return on average equity (C)	29.6%	31.5%	31.6%	31.9%	33.5%
Return on average common equity (C)	31.2%	33.2%	33.4%	33.7%	35.6%
Book value per common share (dollars)	$26.51	$26.12	$25.84	$24.65	$24.45	8

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18
Shares Outstanding (in millions)
Beginning of period	821	832	837	847	854
Repurchase of common shares	(11)	(11)	(6)	(12)	(8)
Net impact of employee benefit plans and others	—	—	1	2.0	1
End of period	810	821	832	837	847

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.7%	11.0%	11.0%	10.8%	11.0%
Tier 1	11.6%	12.0%	12.0%	11.8%	12.0%
Total	13.2%	13.6%	13.6%	13.4%	13.6%

Common Equity Tier 1	$18.1	$18.0	$18.2	$17.4	$17.5
Tier 1 Capital	$19.6	$19.6	$19.8	$19.0	$19.1
Tier 2 Capital	$2.6	$2.6	$2.7	$2.6	$2.6
Total Capital	$22.2	$22.2	$22.5	$21.6	$21.7
RWA	$168.5	$163.4	$165.3	$161.3	$158.8
Tier 1 Leverage	10.2%	10.3%	10.5%	10.0%	10.4%
Supplementary Leverage Ratio (SLR) (E)	8.8%	8.8%	9.0%	8.6%	8.9%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$192.3	$190.4	$189.2	$189.4	$183.2
Total Leverage Exposure to calculate SLR	$223.9	$221.8	$220.7	$221.4	$214.4

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	YOY % change	YTD'19	YTD'18	YOY % change
Billed business (G)
U.S.	$216.8	$206.2	$209.2	$195.5	$205.1	6	$827.7	$777.6	6
Outside the U.S.	108.4	102.0	102.5	100.2	103.9	4	413.1	406.4	2
Total	$325.2	$308.2	$311.7	$295.7	$309.0	5	$1,240.8	$1,184.0	5
Proprietary	$281.6	$266.2	$269.4	$253.3	$264.4	7	$1,070.5	$1,002.6	7
Global Network Services (GNS)	43.6	42.0	42.3	42.4	44.6	(2)	170.3	181.4	(6)
Total	$325.2	$308.2	$311.7	$295.7	$309.0	5	$1,240.8	$1,184.0	5
Cards-in-force (millions) (H)
U.S.	54.7	54.3	54.0	54.1	53.7	2	54.7	53.7	2
Outside the U.S.	59.7	60.2	60.2	59.8	60.3	(1)	59.7	60.3	(1)
Total	114.4	114.5	114.2	113.9	114.0	—	114.4	114.0	—
Proprietary	70.3	69.9	69.7	69.7	69.1	2	70.3	69.1	2
GNS	44.1	44.6	44.5	44.2	44.9	(2)	44.1	44.9	(2)
Total	114.4	114.5	114.2	113.9	114.0	—	114.4	114.0	—
Basic cards-in-force (millions) (H)
U.S.	43.0	42.7	42.5	42.5	42.3	2	43.0	42.3	2
Outside the U.S.	50.0	50.3	50.3	49.9	50.3	(1)	50.0	50.3	(1)
Total	93.0	93.0	92.8	92.4	92.6	—	93.0	92.6	—
Average proprietary basic Card Member spending (dollars)
U.S.	$5,630	$5,366	$5,445	$5,082	$5,369	5	$21,515	$20,840	3
Outside the U.S.	$4,325	$4,027	$4,059	$3,927	$4,103	5	$16,351	$15,756	4
Average	$5,237	$4,964	$5,030	$4,741	$4,997	5	$19,972	$19,340	3
Card Member loans
U.S.	$76.0	$73.2	$72.6	$70.8	$72.0	6	$76.0	$72.0	6
Outside the U.S.	11.4	10.5	10.6	10.2	9.9	15	11.4	9.9	15
Total	$87.4	$83.7	$83.2	$81.0	$81.9	7	$87.4	$81.9	7

Average discount rate (I)	2.36%	2.39%	2.37%	2.37%	2.36%		2.37%	2.37%
Average fee per card (dollars) (J)	$61	$59	$57	$54	$52	17	$58	$51	14

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	YOY % change	YTD'19	YTD'18	YOY % change
Worldwide Card Member loans
Total loans	$87.4	$83.7	$83.2	$81.0	$81.9	7	$87.4	$81.9	7
Loss reserves (millions)
Beginning balance	$2,232	$2,168	$2,121	$2,134	$1,937	15	$2,134	$1,706	25
Provisions - principal, interest and fees	730	604	603	525	679	8	2,462	2,266	9
Net write-offs - principal less recoveries	(493)	(447)	(463)	(457)	(399)	24	(1,860)	(1,539)	21
Net write-offs - interest and fees less recoveries	(98)	(91)	(94)	(92)	(79)	24	(375)	(304)	23
Other (K)	12	(2)	1	11	(4)	#	22	5	#
Ending balance	$2,383	$2,232	$2,168	$2,121	$2,134	12	$2,383	$2,134	12
Ending reserves - principal	$2,252	$2,112	$2,043	$1,999	$2,028	11	$2,252	$2,028	11
Ending reserves - interest and fees	$131	$120	$125	$122	$106	24	$131	$106	24
% of loans	2.7%	2.7%	2.6%	2.6%	2.6%		2.7%	2.6%
% of past due	177%	176%	186%	178%	182%		177%	182%
Average loans	$85.2	$83.3	$81.9	$80.6	$79.4	7	$82.8	$75.8	9
Net write-off rate (principal only) (L)	2.3%	2.1%	2.3%	2.3%	2.0%		2.2%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.6%	2.7%	2.7%	2.4%		2.7%	2.4%
30+ days past due as a % of total	1.5%	1.5%	1.4%	1.5%	1.4%		1.5%	1.4%

Net interest income divided by average Card Member loans (M)	10.7%	10.6%	10.1%	10.2%	10.2%		10.4%	10.1%
Net interest yield on average Card Member loans (M)	11.3%	11.1%	10.8%	10.9%	10.7%		11.0%	10.7%

Worldwide Card Member receivables
Total receivables	$57.4	$56.6	$58.7	$56.8	$55.9	3	$57.4	$55.9	3
Loss reserves (millions)
Beginning balance	$615	$616	$608	$573	$544	13	$573	$521	10
Provisions - principal and fees	248	238	224	253	236	5	963	937	3
Net write-offs - principal and fees less recoveries	(243)	(231)	(210)	(216)	(198)	23	(900)	(859)	5
Other (K)	(1)	(8)	(6)	(2)	(9)	(89)	(17)	(26)	(35)
Ending balance	$619	$615	$616	$608	$573	8	$619	$573	8
% of receivables	1.1%	1.1%	1.0%	1.1%	1.0%		1.1%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (L)	1.9%	1.8%	1.7%	1.8%	1.4%		1.8%	1.7%
Net write-off rate, excluding GCP (principal and fees) (L)	2.1%	2.0%	1.9%	2.0%	1.6%		2.0%	1.8%
30+ days past due as a % of total, excluding GCP	1.4%	1.5%	1.4%	1.5%	1.4%		1.4%	1.4%
GCP Net loss ratio (as a % of charge volume) (N)	0.08%	0.09%	0.07%	0.08%	0.11%		0.08%	0.11%
GCP 90+ days past billing as a % of total (N)	0.8%	0.7%	0.7%	0.6%	0.7%		0.8%	0.7%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'19
Non-interest revenues	$4,182	$3,281	$1,599	$19	$9,081
Interest income	2,442	493	6	144	3,085
Interest expense	426	242	(77)	210	801
Total revenues net of interest expense	6,198	3,532	1,682	(47)	11,365
Total provisions for losses	781	235	8	—	1,024
Total revenues net of interest expense after provisions for losses	5,417	3,297	1,674	(47)	10,341
Marketing, business development, rewards, Card Member services	3,138	1,642	418	25	5,223
Salaries and employee benefits and other operating expenses	1,299	931	594	308	3,132
Pretax income (loss)	980	724	662	(380)	1,986
Income tax provision (benefit)	134	107	113	(61)	293
Net income (loss)	846	617	549	(319)	1,693
Q3'18
Non-interest revenues	$3,826	$3,087	$1,530	$(1)	$8,442
Interest income	2,240	435	8	183	2,866
Interest expense	441	234	(89)	248	834
Total revenues net of interest expense	5,625	3,288	1,627	(66)	10,474
Total provisions for losses	726	223	6	(1)	954
Total revenues net of interest expense after provisions for losses	4,899	3,065	1,621	(65)	9,520
Marketing, business development, rewards, Card Member services	2,922	1,528	375	6	4,831
Salaries and employee benefits and other operating expenses	1,250	839	620	149	2,858
Pretax income (loss)	727	698	626	(220)	1,831
Income tax provision (benefit)	25	74	125	(403)	(179)
Net income (loss)	702	624	501	183	2,010
YOY % change
Non-interest revenues	9	6	5	#	8
Interest income	9	13	(25)	(21)	8
Interest expense	(3)	3	(13)	(15)	(4)
Total revenues net of interest expense	10	7	3	(29)	9
Total provisions for losses	8	5	33	#	7
Total revenues net of interest expense after provisions for losses	11	8	3	(28)	9
Marketing, business development, rewards, Card Member services	7	7	11	#	8
Salaries and employee benefits and other operating expenses	4	11	(4)	#	10
Pretax income (loss)	35	4	6	73	8
Income tax provision (benefit)	#	45	(10)	(85)	#
Net income (loss)	21	(1)	10	#	(16)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (O)					Reported	FX-Adjusted (O)
	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	YTD'19	YTD'19
Worldwide
Proprietary consumer	8%	9%	8%	7%	10%	8%	10%	10%	9%	11%	8%	9%
Proprietary commercial	5	5	6	7	9	5	5	7	8	10	6	6
Proprietary	7	6	7	7	9	7	7	8	9	10	7	8
GNS	(2)	(6)	(7)	(10)	(9)	(1)	(2)	(2)	(4)	(4)	(6)	(2)
Total	5	5	5	4	6	6	6	7	7	8	5	6
Airline-related volume (7% of Q4'19 Worldwide Total)	1	—	2	1	5	1	2	4	5	8	1	3

U.S.
Proprietary consumer	7	8	8	7	9	n/a	n/a	n/a	n/a	n/a	7	n/a
Proprietary commercial	4	4	6	7	9	n/a	n/a	n/a	n/a	n/a	5	n/a
Proprietary	6	6	7	7	8	n/a	n/a	n/a	n/a	n/a	6	n/a
Total	6	6	7	7	9	n/a	n/a	n/a	n/a	n/a	6	n/a
T&E-related volume (24% of Q4'19 U.S. Total)	6	7	6	5	8	n/a	n/a	n/a	n/a	n/a	6	n/a
Non-T&E-related volume (76% of Q4'19 U.S. Total)	5	6	7	7	8	n/a	n/a	n/a	n/a	n/a	6	n/a
Airline-related volume (6% of Q4'19 U.S. Total)	4	3	5	5	9	n/a	n/a	n/a	n/a	n/a	4	n/a

Outside the U.S.
Proprietary consumer	11	10	10	8	11	11	14	15	16	17	10	14
Proprietary commercial	7	7	8	5	10	8	12	12	13	16	7	11
Proprietary	10	9	9	7	11	10	13	14	15	17	9	13
Total	4	2	1	(1)	1	5	6	6	6	7	2	6
Japan, Asia Pacific & Australia billed business	4	2	1	(2)	1	5	4	5	4	5	1	5
Latin America & Canada billed business	5	5	6	1	1	7	11	12	11	11	4	10
Europe, Middle East & Africa billed business	4	1	—	(2)	2	4	6	5	7	8	1	5

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$4,182	$4,048	$4,001	$3,741	$3,826	9	$15,972	$14,675	9
Interest income	2,442	2,402	2,297	2,272	2,240	9	9,413	8,323	13
Interest expense	426	457	464	459	441	(3)	1,806	1,542	17
Net interest income	2,016	1,945	1,833	1,813	1,799	12	7,607	6,781	12
Total revenues net of interest expense	6,198	5,993	5,834	5,554	5,625	10	23,579	21,456	10
Total provisions for losses	781	653	650	552	726	8	2,636	2,430	8
Total revenues net of interest expense after provisions for losses	5,417	5,340	5,184	5,002	4,899	11	20,943	19,026	10
Expenses
Marketing, business development, rewards, Card Member services	3,138	3,038	3,062	2,785	2,922	7	12,023	10,774	12
Salaries and employee benefits and other operating expenses	1,299	1,214	1,206	1,177	1,250	4	4,896	4,538	8
Total expenses	4,437	4,252	4,268	3,962	4,172	6	16,919	15,312	10
Pretax segment income	980	1,088	916	1,040	727	35	4,024	3,714	8
Income tax provision	134	231	178	219	25	#	762	637	20
Segment income	$846	$857	$738	$821	$702	21	$3,262	$3,077	6
Effective tax rate	13.7%	21.2%	19.4%	21.1%	3.4%		18.9%	17.2%

(Billions, except percentages and where indicated)
Proprietary billed business (G)
U.S.	$105.9	$99.9	$100.9	$92.1	$99.1	7	$398.8	$371.1	7
Outside the U.S.	$41.8	$38.3	$38.0	$35.9	$37.5	11	$154.0	$140.3	10
Total	$147.7	$138.2	$138.9	$128.0	$136.6	8	$552.8	$511.4	8
Proprietary cards-in-force (millions) (H)
U.S.	37.9	37.7	37.6	38.0	37.7	1	37.9	37.7	1
Outside the U.S.	17.5	17.4	17.4	17.1	16.8	4	17.5	16.8	4
Total	55.4	55.1	55.0	55.1	54.5	2	55.4	54.5	2
Proprietary basic cards-in-force (millions) (H)
U.S.	26.9	26.8	26.8	27.1	27.0	—	26.9	27.0	—
Outside the U.S.	12.1	12.0	12.0	11.9	11.6	4	12.1	11.6	4
Total	39.0	38.8	38.8	39.0	38.6	1	39.0	38.6	1
Average proprietary basic Card Member spending (dollars)
U.S	$3,945	$3,719	$3,743	$3,402	$3,693	7	$14,801	$14,161	5
Outside the U.S.	$3,457	$3,189	$3,173	$3,052	$3,240	7	$12,884	$12,348	4
Average	$3,794	$3,555	$3,567	$3,296	$3,556	7	$14,212	$13,613	4

Segment assets (P)	$106.3	$99.4	$102.1	$98.5	$102.4	4	$106.3	$102.4	4

Card Member loans
Total loans
U.S.	$62.4	$59.7	$59.5	$58.0	$59.9	4	$62.4	$59.9	4
Outside the U.S.	$10.9	$10.1	$10.2	$9.9	$9.6	14	$10.9	$9.6	14
Total	$73.3	$69.8	$69.7	$67.9	$69.5	5	$73.3	$69.5	5

Average loans
U.S.	$60.6	$59.7	$58.8	$58.3	$57.8	5	$59.4	$55.1	8
Outside the U.S.	$10.5	$10.0	$9.9	$9.7	$9.3	13	$10.0	$8.9	12
Total	$71.1	$69.7	$68.7	$68.0	$67.1	6	$69.4	$64.0	8

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.4%	2.2%	2.3%	2.4%	2.1%		2.3%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.9%	2.6%	2.8%	2.8%	2.5%		2.8%	2.5%
30+ days past due as a % of total	1.6%	1.5%	1.4%	1.5%	1.4%		1.6%	1.4%
Outside the U.S.
Net write-off rate (principal only) (L)	2.5%	2.4%	2.4%	2.2%	2.0%		2.4%	2.1%
Net write-off rate (principal, interest and fees) (L)	3.0%	3.0%	3.0%	2.8%	2.5%		2.9%	2.6%
30+ days past due as a % of total	1.8%	1.7%	1.7%	1.7%	1.6%		1.8%	1.6%
Total
Net write-off rate (principal only) (L)	2.4%	2.2%	2.4%	2.3%	2.1%		2.3%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.9%	2.7%	2.8%	2.8%	2.5%		2.8%	2.5%
30+ days past due as a % of total	1.6%	1.6%	1.4%	1.5%	1.5%		1.6%	1.5%

Net interest income divided by average Card Member loans (M)	11.3%	11.2%	10.7%	10.7%	10.7%		11.0%	10.6%
Net interest yield on average Card Member loans (M)
U.S.	11.4%	11.2%	10.8%	11.0%	10.8%		11.1%	10.7%
Outside the U.S.	11.6%	11.2%	10.9%	11.1%	10.5%		11.2%	10.6%
Total	11.4%	11.2%	10.9%	11.0%	10.8%		11.1%	10.7%

Card Member receivables
U.S.	$14.2	$12.9	$13.1	$12.7	$13.7	4	$14.2	$13.7	4
Outside the U.S.	$8.6	$7.8	$8.1	$7.2	$7.8	10	$8.6	$7.8	10
Total receivables	$22.8	$20.7	$21.2	$19.9	$21.5	6	$22.8	$21.5	6

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.7%	1.3%	1.3%	1.4%	1.2%		1.4%	1.3%
Net write-off rate (principal and fees) (L)	1.8%	1.4%	1.4%	1.6%	1.4%		1.6%	1.5%
30+ days past due as a % of total	1.2%	1.3%	1.2%	1.2%	1.1%		1.2%	1.1%
Outside the U.S.
Net write-off rate (principal only) (L)	2.2%	2.4%	2.2%	2.2%	2.0%		2.2%	2.1%
Net write-off rate (principal and fees) (L)	2.4%	2.6%	2.3%	2.4%	2.1%		2.4%	2.3%
30+ days past due as a % of total	1.3%	1.4%	1.4%	1.5%	1.3%		1.3%	1.3%
Total
Net write-off rate (principal only) (L)	1.9%	1.7%	1.6%	1.7%	1.5%		1.7%	1.6%
Net write-off rate (principal and fees) (L)	2.0%	1.9%	1.8%	1.9%	1.6%		1.9%	1.8%
30+ days past due as a % of total	1.2%	1.4%	1.3%	1.3%	1.2%		1.2%	1.2%

See Appendix IV for footnote references.

Global Commercial Services								(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$3,281	$3,155	$3,167	$3,020	$3,087	6	$12,623	$11,882	6
Interest income	493	485	468	454	435	13	1,900	1,621	17
Interest expense	242	255	257	241	234	3	995	827	20
Net interest income	251	230	211	213	201	25	905	794	14
Total revenues net of interest expense	3,532	3,385	3,378	3,233	3,288	7	13,528	12,676	7
Total provisions for losses	235	222	206	254	223	5	917	899	2
Total revenues net of interest expense after provisions for losses	3,297	3,163	3,172	2,979	3,065	8	12,611	11,777	7
Expenses
Marketing, business development, rewards, Card Member services	1,642	1,564	1,565	1,470	1,528	7	6,241	5,853	7
Salaries and employee benefits and other operating expenses	931	806	801	766	839	11	3,304	3,029	9
Total expenses	2,573	2,370	2,366	2,236	2,367	9	9,545	8,882	7
Pretax segment income	724	793	806	743	698	4	3,066	2,895	6
Income tax provision	107	164	162	157	74	45	590	555	6
Segment income	617	629	644	586	624	(1)	2,476	2,340	6
Effective tax rate	14.8%	20.7%	20.1%	21.1%	10.6%		19.2%	19.2%

(Billions, except percentages and where indicated)
Proprietary billed business (G)	$133.0	$127.3	$129.6	$123.4	$126.9	5	$513.3	$486.2	6
Proprietary cards-in-force (millions) (H)	14.9	14.8	14.7	14.6	14.5	3	14.9	14.5	3
Average Card Member spending (dollars)	$8,956	$8,627	$8,866	$8,463	$8,757	2	$34,905	$34,058	2

Segment assets (P)	52.8	$53.7	$55.0	$54.0	$51.3	3	$52.8	$51.3	3
Card Member loans	$14.1	$13.9	$13.5	$13.1	$12.4	14	$14.1	$12.4	14
Card Member receivables	$34.6	$35.9	$37.5	$36.9	$34.4	1	$34.6	$34.4	1

Card Member loans
Total loans - Global Small Business Services (GSBS)	$14.1	$13.8	$13.4	$13.0	$12.4	14	$14.1	$12.4	14
30+ days past due as a % of total - GSBS	1.3%	1.3%	1.3%	1.3%	1.3%		1.3%	1.3%
Average loans - GSBS	$14.0	$13.6	$13.2	$12.6	$12.3	14	$13.3	$11.7	14
Net write-off rate (principal only) - GSBS (L)	2.0%	1.8%	1.8%	1.8%	1.6%		1.9%	1.7%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.3%	2.1%	2.1%	2.1%	1.9%		2.2%	2.0%

Net interest income divided by average Card Member loans (M)	7.1%	6.8%	6.4%	6.8%	6.5%		6.8%	6.7%
Net interest yield on average Card Member loans (M)	10.4%	10.5%	10.4%	10.8%	10.5%		10.5%	10.5%

Card Member receivables
Total receivables - GCP (N)	$17.2	$18.5	$19.7	$19.6	$17.7	(3)	$17.2	$17.7	(3)
90+ days past billing as a % of total - GCP (N)	0.8%	0.7%	0.7%	0.6%	0.7%		0.8%	0.7%
Net loss ratio (as a % of charge volume) - GCP (N)	0.1%	0.1%	0.1%	0.1%	0.1%		0.1%	0.1%
Total receivables - GSBS	$17.4	$17.4	$17.8	$17.3	$16.7	4	$17.4	$16.7	4
30+ days past due as a % of total - GSBS	1.7%	1.7%	1.6%	1.6%	1.6%		1.7%	1.6%
Net write-off rate (principal only) - GSBS (L)	2.0%	1.9%	1.8%	1.9%	1.4%		1.9%	1.7%
Net write-off rate (principal and fees) - GSBS (L)	2.2%	2.1%	2.0%	2.1%	1.6%		2.1%	2.0%

See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$1,599	$1,563	$1,565	$1,525	$1,530	5	$6,252	$6,069	3
Interest income	6	6	7	9	8	(25)	28	30	(7)
Interest expense	(77)	(94)	(101)	(93)	(89)	(13)	(365)	(294)	24
Net interest income	83	100	108	102	97	(14)	393	324	21
Total revenues net of interest expense	1,682	1,663	1,673	1,627	1,627	3	6,645	6,393	4
Total provisions for losses	8	4	4	4	6	33	20	22	(9)
Total revenues net of interest expense after provisions for losses	1,674	1,659	1,669	1,623	1,621	3	6,625	6,371	4
Expenses
Marketing, business development, rewards, Card Member services	418	367	337	305	375	11	1,427	1,250	14
Salaries and employee benefits and other operating expenses	594	488	486	482	620	(4)	2,050	2,277	(10)
Total expenses	1,012	855	823	787	995	2	3,477	3,527	(1)
Pretax segment income	662	804	846	836	626	6	3,148	2,844	11
Income tax provision	113	204	214	205	125	(10)	736	704	5
Segment income	$549	$600	$632	$631	$501	10	$2,412	$2,140	13
Effective tax rate	17.1%	25.4%	25.3%	24.5%	20.0%		23.4%	24.8%

(Billions)
Segment assets (P)	$17.5	$17.2	$22.2	$22.1	$15.5	13	$17.5	$15.5	13

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
ROE
Net income	$6,759	$7,076	$6,975	$6,837	$6,921
Average shareholders' equity	$22,812	$22,473	$22,073	$21,455	$20,650
Return on average equity (C)	29.6%	31.5%	31.6%	31.9%	33.5%

Reconciliation of ROCE
Net income	$6,759	$7,076	$6,975	$6,837	$6,921
Preferred shares dividends and related accretion	81	80	79	80	80
Earnings allocated to participating share awards and other	47	51	53	52	54
Net income attributable to common shareholders	$6,631	$6,945	$6,843	$6,705	$6,787

Average shareholders' equity	$22,812	$22,473	$22,073	$21,455	$20,650
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$21,228	$20,889	$20,489	$19,871	$19,066
Return on average common equity (C)	31.2%	33.2%	33.4%	33.7%	35.6%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YTD'19	YTD'18
Consolidated
Net interest income	$2,284	$2,203	$2,074	$2,059	$2,032	$8,620	$7,663
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	404	436	439	453	405	1,732	1,456
Interest income not attributable to the Company's Card Member loan portfolio (R)	(271)	(308)	(312)	(335)	(287)	(1,226)	(1,010)
Adjusted net interest income (S)	$2,417	$2,331	$2,201	$2,177	$2,150	$9,126	$8,109
Average Card Member loans (billions)	$85.2	$83.3	$81.9	$80.6	$79.4	$82.8	$75.8
Net interest income divided by average Card Member loans (T)	10.7%	10.6%	10.1%	10.2%	10.2%	10.4%	10.1%
Net interest yield on average Card Member loans (U)	11.3%	11.1%	10.8%	10.9%	10.7%	11.0%	10.7%

Global Consumer Services Group
U.S.
Net interest income	$1,730	$1,681	$1,581	$1,565	$1,571	$6,557	$5,895
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	69	63	60	65	57	257	202
Interest income not attributable to the Company's Card Member loan portfolio (R)	(58)	(56)	(52)	(53)	(51)	(219)	(178)
Adjusted net interest income (S)	$1,741	$1,688	$1,589	$1,577	$1,577	$6,595	$5,919
Average Card Member loans (billions)	$60.6	$59.7	$58.8	$58.3	$57.8	$59.4	$55.1
Net interest income divided by average Card Member loans (T)	11.4%	11.3%	10.8%	10.7%	10.9%	11.0%	10.7%
Net interest yield on average Card Member loans (U)	11.4%	11.2%	10.8%	11.0%	10.8%	11.1%	10.7%

Outside the U.S.
Net interest income	$286	$264	$252	$248	$228	$1,050	$886
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	23	22	21	19	18	85	70
Interest income not attributable to the Company's Card Member loan portfolio (R)	(4)	(4)	(4)	(3)	-	(15)	(8)
Adjusted net interest income (S)	$305	$282	$269	$264	$246	$1,120	$948
Average Card Member loans (billions)	$10.5	$10.0	$9.9	$9.7	$9.3	$10.0	$8.9
Net interest income divided by average Card Member loans (T)	10.9%	10.6%	10.2%	10.2%	9.8%	10.5%	10.0%
Net interest yield on average Card Member loans (U)	11.6%	11.2%	10.9%	11.1%	10.5%	11.2%	10.6%

Total
Net interest income	$2,016	$1,945	$1,833	$1,813	$1,799	$7,607	$6,781
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	92	85	81	84	75	342	272
Interest income not attributable to the Company's Card Member loan portfolio (R)	(62)	(60)	(56)	(56)	(51)	(234)	(186)
Adjusted net interest income (S)	$2,046	$1,970	$1,858	$1,841	$1,823	$7,715	$6,867
Average Card Member loans (billions)	$71.1	$69.7	$68.7	$68.0	$67.1	$69.4	$64.0
Net interest income divided by average Card Member loans (T)	11.3%	11.2%	10.7%	10.7%	10.7%	11.0%	10.6%
Net interest yield on average Card Member loans (U)	11.4%	11.2%	10.9%	11.0%	10.8%	11.1%	10.7%

Global Commercial Services
Net interest income	$251	$230	$211	$213	$201	$905	$794
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	179	186	187	175	170	727	609
Interest income not attributable to the Company's Card Member loan portfolio (R)	(59)	(55)	(55)	(52)	(44)	(221)	(161)
Adjusted net interest income (S)	$371	$361	$343	$336	$327	$1,411	$1,242
Average Card Member loans (billions)	$14.1	$13.6	$13.2	$12.6	$12.4	$13.4	$11.8
Net interest income divided by average Card Member loans (T)	7.1%	6.8%	6.4%	6.8%	6.5%	6.8%	6.7%
Net interest yield on average Card Member loans (U)	10.4%	10.5%	10.4%	10.8%	10.5%	10.5%	10.5%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

	Q4'19	Q4'18	YOY % Change	YTD'19	YTD'18	YOY % Change
Diluted earnings per common share	$2.03	$2.32	(13)	$7.99	$7.91	1
Q4'18 discrete tax impacts (V)	—	(0.58)		—	(0.58)
Q1'19 litigation-related charge (pre-tax)	—	—		0.27	—
Q1'19 Tax impact of litigation-related charge	—	—		(0.06)	—
Total impact of adjustments	—	(0.58)		0.21	(0.58)
Adjusted diluted earnings per common share	$2.03	$1.74	17	$8.20	$7.33	12

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $12 million, $11 million, $13 million, $11 million and $16 million in Q4'19, Q3'19, Q2'19, Q1'19 and Q4'18, respectively; and (ii) dividends on preferred shares of $20 million, $21 million, $19 million, $21 million and $19 million in Q4'19, Q3'19, Q2'19, Q1'19 and Q4'18, respectively.
(B)	Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(D)	Current ratios represent preliminary estimates as of the date of the Fourth Quarter 2019 Earnings Release and may be revised in the Company’s 2019 Form 10-K for the period ended December 31, 2019.
(E)	Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III. Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.
(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer.
(H)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts.
(I)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.
(J)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "T" and "U").
(N)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing is not available due to system constraints. GCP Net loss ratio represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.
(O)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q4'19 apply to the period(s) against which such results are being compared). The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.
(P)	Effective Q1'19, we moved intercompany assets and liabilities, previously recorded in the operating segments, to Corporate and Other. Prior period amounts have been revised to conform to the current period presentation.
(Q)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(R)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(S)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(T)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(U)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.
(V)	Reflects changes in the tax method of accounting for certain expenses, the resolution of certain prior years' tax items and an adjustment to the Company's 2017 provisional tax charge related to the Tax Cuts and Jobs Act.